UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2015

LEGG MASON BW

GLOBAL HIGH

YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary objective is to provide a high level of current income. Long-term capital appreciation is its secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Global High Yield Fund for the twelve-month reporting period ended October 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

II	Legg Mason BW Global High Yield Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended October 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s second reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.1%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. By October 2015, unemployment was 5.0%, its lowest level since April 2008.

Turning to the global economy, in its October 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 0.6% in 2015, compared to a contraction of -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.0% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended October 31, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “…it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting,

Legg Mason BW Global High Yield Fund	III

Investment commentary (cont’d)

the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014, prior to the reporting period. Then, in January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2014 through the end of the reporting period. The last reduction on October 23, 2015 pushed the rate down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Legg Mason BW Global High Yield Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary objective is to provide a high level of current income. Long-term capital appreciation is its secondary objective. Under normal market conditions, the Fund will invest at least 80% of its total assets in high yield securities. High yield bonds are those rated below investment grade (that is, securities rated below Baa/BBB assigned by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) that provide such a rating) or unrated securities that we determine to be of comparable credit quality; they are commonly known as “junk bonds.” As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal market conditions, the Fund will be invested in at least three countries, which may include the United States. The Fund can invest without limit in foreign securities in any country, including countries with developing or emerging markets.

Under normal market conditions, the investment universe primarily consists of high yield debt of corporate or sovereign issuers; issuers may be any size and located anywhere in the world. The Fund may invest in U.S. and non-U.S. issuers. The Fund’s investments may be denominated in local currency or U.S. dollar-denominated. We may also consider investment in other instruments including: bank loans, defaulted bonds, defaulted bank loans, debtor-in possession loans (“DIP loans”), investment grade corporate bonds, U.S. Treasuries and agencies, zero coupon bonds, securities representing securitized assets, currencies, preferred stock, convertible bonds, and other fixed income securities.

The Fund may enter into various derivative transactions including, but not limited to, forwards, futures, swaps and credit default swaps (index and single name). Derivatives may be used by the Fund as a hedging technique in an attempt to manage risk; as a substitute for buying or selling securities; to provide additional exposure to investment types or market factors; to change the characteristics of the Fund’s portfolio; in an attempt to enhance returns; and to manage cash.

The Fund invests in currency forwards in order to hedge its currency exposure in bond positions or to gain currency exposure. These investments may be significant at times. Although we have the flexibility to make use of currency forwards, we may choose not to for a variety of reasons, even under very volatile market conditions. The weighted average effective durationi of the Fund’s portfolio, including derivatives, is expected to range from 0 to 7 years.

The Fund’s investment style is disciplined, active, value-driven, and strategic. The investment strategy combines top-down analysis of macro-economic conditions with bottom-up fundamental analysis in an effort to determine where the most attractive valuations exist during the business cycle — while considering credit quality, sector allocation and security selection. We use the strategy to identify and invest in foreign or U.S. bonds which we believe have attractive “real” and “risk” adjusted yields. We rotate portfolio positions mindful of credit quality, sector allocation and security selection given the state of the economy, and endeavor to control risk by purchasing securities we believe to be undervalued. We consider secular trends, political and monetary conditions and business cycle

Legg Mason BW Global High Yield Fund 2015 Annual Report	1

Fund overview (cont’d)

risks when making investment decisions. We also take into account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Credit market performance was particularly uneven for the given reporting period. Exogenous geopolitical and global macroeconomic factors — rather than a major negative credit event — drove global high yield market performance throughout the period. The decline in oil prices, speculation over Federal Reserve Board (“Fed”)ii renormalization, increased volatility in equities, and deteriorating market technicals all contributed to rising yields at various points throughout the year. The European credit market fared slightly better than its U.S. peer given its relative insulation from the Energy sector. The slowdown in Chinese growth, volatility in the Russian ruble, and uncertainty over the Greek debt negotiations also contributed to market fluctuations. Incidentally, peripheral sovereign bond yields eventually shook off any contagion from the Greek negotiations.

There were a few instances around mid-2015 when sovereign bond yields rose alongside credit — about the time when signs of promising economic data emerged from the U.S. and the Eurozone; however those parallel movements eventually diverged when news of China’s economic deceleration came to light and caused major sell-offs in high yield credit and emerging market assets. Therefore, the period was generally characterized by a decline in risk appetite, whereby investors sold off risk assets of all stripes and sought refuge in high-quality treasuries and investment grade corporate bonds.

Given the risk-off environment, the lowest quality segments of the high yield market continually underperformed throughout the period. As the future of global economic expansion remains uncertain at this time, we believe solid corporate fundamentals will become increasingly important to the high yield market given the skittishness of investors that are becoming too easily rattled by bouts of volatility.

Q. How did we respond to these changing market conditions?

A. Our investment theme was predicated on the relatively stronger European and U.S. economic recoveries, and therefore the Fund continued to increase exposure to the U.S. dollar and assets denominated in that currency. We did, however, hedge exposure to the euro during the period as we believed the currency would come under additional pressure as the European Central Bank (“ECB”)iii endeavored upon its easing programs. Although we remained constructive on Spanish floating-rate mortgage-backed securities (“MBS”) — which we believed provide a better risk-return profile — we decreased exposure throughout the reporting period. We believed the ECB’s credit and quantitative easing programs would benefit Eurozone MBS and most spread sectors; however the ECB’s asset purchases were not as robust as expected, and its treatment of asset-backed securities (“ABS”) was more punitive than accommodative. We also exited allocations to peripheral European sovereign bonds during this time. Given the increased volatility within emerging market assets, we reduced exposure to the Brazilian real, Indian rupee, and Mexican peso — the latter of which we believe was treated unfairly by markets despite exhibiting strong country fundamentals.

2	Legg Mason BW Global High Yield Fund 2015 Annual Report

Performance review

For the twelve months ended October 31, 2015, Class IS shares of Legg Mason BW Global High Yield Fund returned -3.78%. The Fund’s unmanaged benchmark, the Barclays Global High Yield Indexiv, returned -2.05% for the same period. The Lipper High Yield Funds Category Average1 returned -2.24% over the same time frame.

Performance Snapshot as of October 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason BW Global High Yield Fund:
Class A	-5.70%	-4.16%
Class C	-6.05%	-4.88%
Class FI	-5.69%	-4.17%
Class I	-5.54%	-3.85%
Class IS	-5.50%	-3.78%
Barclays Global High Yield Index	-2.00%	-2.05%
Lipper High Yield Funds Category Average[1]	-3.24%	-2.24%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended October 31, 2015 for Class A, Class C, Class FI, Class I and Class IS shares was 5.36%, 4.82%, 5.32%, 5.88% and 6.01%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class I and Class IS shares would have been 4.55%, 3.85%, 4.08%, 5.05% and 5.44%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

This Fund is the successor to an institutional account (the “Predecessor”). On November 30, 2012, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2015, the gross total annual operating expense ratio for Class A, Class C, Class FI, Class I and Class IS shares was 2.33%, 3.07%, 2.34%, 1.99% and 1.78%, respectively.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 677 funds for the six-month period and among the 656 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Global High Yield Fund 2015 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Currency decisions contributed to performance during the period; namely, avoiding the euro provided the greatest contribution to relative performance. Ultimately reducing exposure to the U.S. Energy sector via corporate bond positions also benefited relative performance.

Overall, the Fund’s use of derivatives contributed to absolute performance during the reporting period. Gains from currency forwards, primarily attributable to euro hedging activity, provided the most significant benefit to performance.

Q. What were the leading detractors from performance?

A. Although short exposure to the euro contributed to performance, a lack of exposure to the currency during its sharp, albeit brief rally during late summer, detracted from performance. During the rally, the euro idiosyncratically acted as a safe-haven currency alongside the Japanese yen, at a time when investor risk aversion reached a peak. We still believe both currencies will come under pressure heading into and during 2016. Exposure to securitized debt, mainly residential mortgage-backed securities in Europe and commercial mortgage-backed securities in the U.S., detracted from relative performance. Some individual securities underperformed, too, including exposure to U.S.-based oil and natural gas exploration and production (“E&P”) companies, despite reducing allocations throughout the time period.

The Fund maintained several positions in credit default swaps (“CDS”); however a CDS position in a European high yield crossover index moderately detracted from performance. The position was initiated during the Greek crisis in July 2015, as a macroeconomic hedge that served as protection against a potential sovereign default and exit from the European Union. Since Greece was able to reach a compromise with its creditors and did not

4	Legg Mason BW Global High Yield Fund 2015 Annual Report

leave the monetary union, spreads on the European index tightened, we removed the hedge, and incurred the loss.

Thank you for your investment in Legg Mason BW Global High Yield Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Gary P. Herbert, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Brian L. Kloss

Portfolio Manager

Brandywine Global Investment Management, LLC

Regina Borromeo

Portfolio Manager

Brandywine Global Investment Management, LLC

Tracy Chen, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

November 17, 2015

RISKS: Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds, known as “junk bonds”, possess greater price volatility, illiquidity, and possibility of default. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Because the Fund may focus a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason BW Global High Yield Fund 2015 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv

The Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

6	Legg Mason BW Global High Yield Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2015 and October 31, 2014 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Global High Yield Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2015 and held for the six months ended October 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A	-5.70%	$1,000.00	$943.00	1.15%	$5.63	Class A	5.00%	$1,000.00	$1,019.41	1.15%	$5.85
Class C	-6.05	1,000.00	939.50	1.90	9.29	Class C	5.00	1,000.00	1,015.63	1.90	9.65
Class FI	-5.69	1,000.00	943.10	1.15	5.63	Class FI	5.00	1,000.00	1,019.41	1.15	5.85
Class I	-5.54	1,000.00	944.60	0.82	4.02	Class I	5.00	1,000.00	1,021.07	0.82	4.18
Class IS	-5.50	1,000.00	945.00	0.75	3.68	Class IS	5.00	1,000.00	1,021.42	0.75	3.82

8	Legg Mason BW Global High Yield Fund 2015 Annual Report

[1]	For the six months ended October 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason BW Global High Yield Fund 2015 Annual Report	9

Fund performance (unaudited)

The Legg Mason BW Global High Yield Fund (the “Fund”) is the successor to an institutional account (the “Predecessor”). The performance in the accompanying table and line graph for Class IS shares includes performance of the Predecessor. The Predecessor’s inception date was December 28, 2009. On November 30, 2012, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Predecessor. In addition, the Predecessor’s portfolio managers are the current portfolio managers of the Fund. As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. The performance information reflects the gross expenses of the Predecessor adjusted to reflect the higher fees and expenses of Class IS of the Fund. The performance is shown net of annual management fees and other expenses, which reflects the application of the Class IS expense limitation agreement. If the expense limitation agreement were not applicable, expenses would be higher and performance lower.

The Predecessor did not have distribution policies. The Predecessor was an unregistered separately managed account, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/15	-4.16%	-4.88%	-4.17%	-3.85%	-3.78%
Five Years Ended 10/31/15	N/A	N/A	N/A	N/A	5.81
Inception* through 10/31/15	-1.88	-2.59	-1.89	-1.57	7.64

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/15	-8.24%	-5.75%	-4.17%	-3.85%	-3.78%
Five Years Ended 10/31/15	N/A	N/A	N/A	N/A	5.81
Inception* through 10/31/15	-4.35	-2.59	-1.89	-1.57	7.64

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/18/14 through 10/31/15)	-3.18%
Class C (Inception date of 2/18/14 through 10/31/15)	-4.37
Class FI (Inception date of 2/18/14 through 10/31/15)	-3.20
Class I (Inception date of 2/18/14 through 10/31/15)	-2.66
Class IS (Inception date of 12/28/09 through 10/31/15)	53.73

10	Legg Mason BW Global High Yield Fund 2015 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, I and IS shares are February 18, 2014, February 18, 2014, February 18, 2014, February 18, 2014 and December 28, 2009, respectively.

Legg Mason BW Global High Yield Fund 2015 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Legg Mason BW Global High Yield Fund vs. Barclays Global High Yield Index† — December 28, 2009 - October 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS shares of Legg Mason BW Global High Yield Fund on December 28, 2009 (inception date of Predecessor), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2015. The hypothetical illustration also assumes a $1,000,000 investment, as applicable, in the Barclays Global High Yield Index. The Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	Legg Mason BW Global High Yield Fund 2015 Annual Report

Schedule of investments

October 31, 2015

Legg Mason BW Global High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 74.7%
Consumer Discretionary — 15.8%
Automobiles — 1.1%
Fiat Chrysler Automobiles NV, Senior Notes	5.250%	4/15/23	300,000		$298,500
Diversified Consumer Services — 1.5%
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	420,000		434,700
Hotels, Restaurants & Leisure — 2.3%
Arcos Dorados Holdings Inc., Senior Notes	10.250%	7/13/16	895,000	BRL	197,215	(a)
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	500,000		470,000	(a)
Total Hotels, Restaurants & Leisure					667,215
Media — 8.9%
Altice Luxembourg SA, Senior Secured Bonds	7.250%	5/15/22	470,000	EUR	501,331	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	3/15/21	280,000		289,100
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	365,000		375,950
CSC Holdings LLC, Senior Bonds	5.250%	6/1/24	385,000		338,604
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	400,000		401,000	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	1/15/25	427,500	GBP	652,443	(a)
Total Media					2,558,428
Specialty Retail — 2.0%
Edcon Ltd., Senior Secured Notes	9.500%	3/1/18	170,000		105,400	(a)
Edcon Ltd., Senior Secured Notes	9.500%	3/1/18	100,000	EUR	68,178	(a)
New Look Secured Issuer PLC, Senior Secured Bonds	6.500%	7/1/22	260,000	GBP	401,241	(a)
Total Specialty Retail					574,819
Total Consumer Discretionary					4,533,662
Consumer Staples — 10.8%
Beverages — 1.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	9.750%	11/17/15	1,925,000	BRL	498,652
Food Products — 5.7%
Agrokor DD, Senior Notes	8.875%	2/1/20	260,000		278,096	(a)
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	255,000	GBP	375,418	(a)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	610,000		626,775	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	333,000		358,012	(a)
Total Food Products					1,638,301
Tobacco — 3.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	285,000		245,456
Vector Group Ltd., Senior Subordinated Secured Notes	7.750%	2/15/21	660,000		704,550
Total Tobacco					950,006
Total Consumer Staples					3,086,959

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2015 Annual Report	13

Schedule of investments (cont’d)

October 31, 2015

Legg Mason BW Global High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Energy — 2.4%
Oil, Gas & Consumable Fuels — 2.4%
Bonanza Creek Energy Inc., Senior Notes	6.750%	4/15/21	400,000		$288,000
Denbury Resources Inc., Senior Notes	5.500%	5/1/22	270,000		189,000
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.250%	11/1/19	205,000		48,175
Tullow Oil PLC, Senior Notes	6.250%	4/15/22	200,000		150,600	(a)
Total Energy					675,775
Financials — 4.7%
Banks — 1.1%
Barclays PLC, Junior Subordinated Bonds	7.875%	9/15/22	200,000	GBP	312,482	(b)(c)(d)
Diversified Financial Services — 0.6%
CPUK Finance Ltd., Secured Notes	7.000%	8/28/20	115,000	GBP	179,722	(a)
Real Estate Investment Trusts (REITs) — 3.0%
Equinix Inc., Senior Notes	5.375%	4/1/23	435,000		452,400
Iron Mountain Inc., Senior Notes	6.000%	10/1/20	60,000		63,600	(a)
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	330,000		346,087
Total Real Estate Investment Trusts (REITs)					862,087
Total Financials					1,354,291
Health Care — 6.0%
Health Care Providers & Services — 5.2%
DaVita HealthCare Partners Inc., Senior Notes	5.750%	8/15/22	650,000		682,500
HCA Inc., Senior Secured Notes	5.000%	3/15/24	465,000		478,950
Tenet Healthcare Corp., Senior Secured Notes	4.750%	6/1/20	315,000		319,725
Total Health Care Providers & Services					1,481,175
Pharmaceuticals — 0.8%
Valeant Pharmaceuticals International Inc., Senior Notes	4.500%	5/15/23	120,000	EUR	106,688	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	160,000		134,700	(a)
Total Pharmaceuticals					241,388
Total Health Care					1,722,563
Industrials — 6.8%
Aerospace & Defense — 1.8%
Triumph Group Inc., Senior Notes	5.250%	6/1/22	580,000		521,275
Commercial Services & Supplies — 1.8%
Safway Group Holding LLC/Safway Finance Corp., Secured Notes	7.000%	5/15/18	510,000		524,025	(a)
Construction & Engineering — 1.1%
Grupo Isolux Corsan Finance BV, Senior Bonds	6.625%	4/15/21	665,000	EUR	329,070	(a)

See Notes to Financial Statements.

14	Legg Mason BW Global High Yield Fund 2015 Annual Report

Legg Mason BW Global High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Trading Companies & Distributors — 2.1%
Fly Leasing Ltd., Senior Notes	6.750%	12/15/20	560,000		$588,000
Total Industrials					1,962,370
Information Technology — 0.5%
Electronic Equipment, Instruments & Components — 0.5%
Anixter Inc., Senior Notes	5.125%	10/1/21	140,000		143,325
Materials — 8.1%
Chemicals — 4.3%
Hexion Inc., Senior Secured Notes	6.625%	4/15/20	550,000		466,125
Ineos Finance PLC, Senior Secured Bonds	4.000%	5/1/23	340,000	EUR	358,926	(a)
Tronox Finance LLC, Senior Notes	6.375%	8/15/20	125,000		89,025
W.R. Grace & Co., Senior Notes	5.125%	10/1/21	300,000		312,000	(a)
Total Chemicals					1,226,076
Containers & Packaging — 3.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.250%	1/15/22	210,000	EUR	233,236	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	700,000		665,000	(a)
Total Containers & Packaging					898,236
Metals & Mining — 0.7%
Schaeffler Finance BV, Senior Secured Notes	4.750%	5/15/23	200,000		201,500	(a)
Total Materials					2,325,812
Telecommunication Services — 14.3%
Diversified Telecommunication Services — 8.5%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	915,000		809,775	(a)
Interoute Finco PLC, Senior Secured Bonds	7.375%	10/15/20	140,000	EUR	162,495	(a)
Telecom Italia Capital SA, Senior Notes	6.375%	11/15/33	775,000		749,239
Unitymedia GmbH, Senior Notes	3.750%	1/15/27	100,000	EUR	98,144	(a)
Wind Acquisition Finance SA, Senior Bonds	7.375%	4/23/21	600,000		604,500	(a)
Total Diversified Telecommunication Services					2,424,153
Wireless Telecommunication Services — 5.8%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	300,000	EUR	333,194	(a)
Matterhorn Telecom SA, Senior Secured Bonds	3.875%	5/1/22	155,000	EUR	156,179	(a)
Sprint Corp., Senior Notes	7.250%	9/15/21	770,000		707,438
T-Mobile USA Inc., Senior Notes	6.500%	1/15/24	465,000		471,975
Total Wireless Telecommunication Services					1,668,786
Total Telecommunication Services					4,092,939
Utilities — 5.3%
Electric Utilities — 2.1%
Viridian Group FundCo II Ltd., Senior Secured Notes	7.500%	3/1/20	540,000	EUR	591,585	(a)

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2015 Annual Report	15

Schedule of investments (cont’d)

October 31, 2015

Legg Mason BW Global High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Gas Utilities — 0.7%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	6.500%	5/20/21	200,000		$206,500
Independent Power and Renewable Electricity Producers — 0.9%
AES Corp., Senior Notes	7.375%	7/1/21	245,000		260,925
Water Utilities — 1.6%
Anglian Water (Osprey) Financing PLC, Senior Secured Notes	5.000%	4/30/23	310,000	GBP	476,462	(c)
Total Utilities					1,535,472
Total Corporate Bonds & Notes (Cost — $23,793,600)					21,433,168
Collateralized Mortgage Obligations — 9.3%
Banc of America Commercial Mortgage Trust, 2007-3 B	5.562%	6/10/49	330,000		324,649	(b)
Bankinter Fondo de Titulizacion de Activos, 2013 A2	0.098%	7/17/49	370,016	EUR	389,692	(b)(c)
Fondo de Titulizacion de Activos UCI, 2016 A2	0.112%	6/16/49	353,498	EUR	313,469	(b)(c)
IM Pastor Fondo de Titulizacion de Activos, 2004 A	0.103%	3/22/44	404,076	EUR	358,198	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AM	5.466%	6/12/47	705,000		730,176	(b)
TDA CAM Fondo de Titulizacion de Activos, 2008 A	0.098%	2/26/49	186,038	EUR	186,223	(b)(c)
TDA Fondo de Titulizacion de Activos, 2024-A1	0.093%	6/22/40	57,863	EUR	60,660	(b)(c)
TDA Fondo de Titulizacion de Activos, 2027-A2	0.110%	12/28/50	165,156	EUR	170,203	(b)(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C26 AJ	6.000%	6/15/45	130,000		131,578	(b)
Total Collateralized Mortgage Obligations (Cost — $3,099,696)					2,664,848
Senior Loans — 1.9%
Health Care — 1.9%
Pharmaceuticals — 1.9%
Capsugel Holdings U.S. Inc., USD Term Loan B (Cost — $543,367)	3.500%	8/1/18	544,712		542,280	(e)(f)
Sovereign Bonds — 7.7%
Italy — 1.0%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	1.500%	6/1/25	255,000	EUR	280,863
Mexico — 3.8%
United Mexican States, Senior Bonds	6.500%	6/10/21	8,700,000	MXN	554,834
United Mexican States, Senior Bonds	10.000%	12/5/24	7,120,000	MXN	551,751
Total Mexico					1,106,585
Spain — 1.9%
Kingdom of Spain, Senior Bonds	2.150%	10/31/25	480,000	EUR	550,311	(c)
United Kingdom — 1.0%
United Kingdom Treasury Gilt, Bonds	5.000%	3/7/25	140,000	GBP	275,362	(c)
Total Sovereign Bonds (Cost — $2,246,050)					2,213,121
Total Investments Before Short-Term Investments (Cost — $29,682,713)					26,853,417

See Notes to Financial Statements.

16	Legg Mason BW Global High Yield Fund 2015 Annual Report

Legg Mason BW Global High Yield Fund

Security	Rate	Shares	Value
Short-Term Investments — 3.3%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $953,315)	0.137%	953,315	$953,315
Total Investments — 96.9% (Cost — $30,636,028#)			27,806,732
Other Assets in Excess of Liabilities — 3.1%			892,809
Total Net Assets — 100.0%			$28,699,541

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2015 Annual Report	17

Schedule of investments (cont’d)

October 31, 2015

Legg Mason BW Global High Yield Fund

Summary of Investments by Country* (unaudited)
United States	42.3%
United Kingdom	15.2
Spain	8.5
Luxembourg	6.0
Italy	5.9
Mexico	4.0
Ireland	2.9
Jamaica	2.9
Brazil	2.3
Belgium	1.8
France	1.4
Germany	1.1
Croatia	1.0
Argentina	0.7
South Africa	0.6
Short-Term Investments	3.4
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2015 and are subject to change.

See Notes to Financial Statements.

18	Legg Mason BW Global High Yield Fund 2015 Annual Report

Statement of assets and liabilities

October 31, 2015

Assets:
Investments, at value (Cost — $30,636,028)	$27,806,732
Foreign currency, at value (Cost — $11,867)	11,947
Interest receivable	414,290
Receivable for securities sold	326,889
Unrealized appreciation on forward foreign currency contracts	191,581
OTC swaps, at value (premiums paid — $44,742)	18,671
Receivable for Fund shares sold	859
Prepaid expenses	58,298
Total Assets	28,829,267

Liabilities:
Unrealized depreciation on forward foreign currency contracts	56,380
OTC swaps, at value (premiums received — $8,499)	19,539
Payable for open OTC swap contracts	4,127
Investment management fee payable	1,405
Payable for Fund shares repurchased	1,226
Service and/or distribution fees payable	430
Trustees’ fees payable	211
Payable for securities purchased	207
Distributions payable	164
Deposits from brokers for centrally cleared swap contracts	11
Accrued expenses	46,026
Total Liabilities	129,726
Total Net Assets	$28,699,541

Net Assets:
Par value (Note 7)	$34
Paid-in capital in excess of par value	32,185,248
Overdistributed net investment income	(35,420)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(715,020)
Net unrealized depreciation on investments, swap contracts and foreign currencies	(2,735,301)
Total Net Assets	$28,699,541

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2015 Annual Report	19

Statement of assets and liabilities (cont’d)

October 31, 2015

Net Assets:
Class A	$1,956,460
Class C	$15,126
Class FI	$10,451
Class I	$232,671
Class IS	$26,484,833

Shares Outstanding:
Class A	231,175
Class C	1,787
Class FI	1,235
Class I	27,491
Class IS	3,130,379

Net Asset Value:
Class A (and redemption price)	$8.46
Class C*	$8.46
Class FI (and redemption price)	$8.46
Class I (and redemption price)	$8.46
Class IS (and redemption price)	$8.46
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$8.84

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Legg Mason BW Global High Yield Fund 2015 Annual Report

Statement of operations

For the Year Ended October 31, 2015

Investment Income:
Interest	$1,657,653

Expenses:
Investment management fee (Note 2)	190,386
Registration fees	79,659
Audit and tax fees	44,087
Fund accounting fees	20,522
Shareholder reports	14,882
Custody fees	8,919
Transfer agent fees (Note 5)	5,737
Legal fees	4,925
Service and/or distribution fees (Notes 2 and 5)	4,651
Trustees’ fees	2,581
Insurance	1,176
Miscellaneous expenses	5,355
Total Expenses	382,880
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(155,658)
Net Expenses	227,222
Net Investment Income	1,430,431

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,858,051)
Futures contracts	(87,430)
Swap contracts	(49,211)
Foreign currency transactions	1,231,474
Net Realized Loss	(763,218)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,741,610)
Futures contracts	4,620
Swap contracts	(37,111)
Foreign currencies	(174,756)
Change in Net Unrealized Appreciation (Depreciation)	(1,948,857)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(2,712,075)
Decrease in Net Assets from Operations	$(1,281,644)

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2015 Annual Report	21

Statements of changes in net assets

For the Years Ended October 31,	2015	2014

Operations:
Net investment income	$1,430,431	$1,539,793
Net realized gain (loss)	(763,218)	740,020
Change in net unrealized appreciation (depreciation)	(1,948,857)	(1,203,241)
Increase (Decrease) in Net Assets from Operations	(1,281,644)	1,076,572

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,438,547)	(1,536,395)
Net realized gains	(951,609)	(968,691)
Return of capital	(341,025)	—
Decrease in Net Assets from Distributions to Shareholders	(2,731,181)	(2,505,086)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	6,175,101	2,335,820
Reinvestment of distributions	2,728,867	2,503,686
Cost of shares repurchased	(4,554,650)	(990,824)
Increase in Net Assets from Fund Share Transactions	4,349,318	3,848,682
Increase in Net Assets	336,493	2,420,168

Net Assets:
Beginning of year	28,363,048	25,942,880
End of year*	$28,699,541	$28,363,048
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(35,420)	$333,805

See Notes to Financial Statements.

22	Legg Mason BW Global High Yield Fund 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2015	2014[2]

Net asset value, beginning of year	$9.69	$9.93

Income (loss) from operations:
Net investment income	0.40	0.34
Net realized and unrealized loss	(0.79)	(0.23)
Total income (loss) from operations	(0.39)	0.11

Less distributions from:
Net investment income	(0.42)	(0.35)
Net realized gains	(0.32)	—
Return of capital	(0.10)	—
Total distributions	(0.84)	(0.35)

Net asset value, end of year	$8.46	$9.69
Total return[3]	(4.16)%	1.03%

Net assets, end of year (000s)	$1,956	$1,501

Ratios to average net assets:
Gross expenses	1.79%	2.33%[4]
Net expenses[5,6]	1.15	1.15 [4]
Net investment income	4.49	4.93 [4]

Portfolio turnover rate	54%	105%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 18, 2014 (inception date) to October 31, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended October 31, 2014.

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2015 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2015	2014[2]

Net asset value, beginning of year	$9.69	$9.93

Income (loss) from operations:
Net investment income	0.34	0.30
Net realized and unrealized loss	(0.80)	(0.24)
Total income (loss) from operations	(0.46)	0.06

Less distributions from:
Net investment income	(0.37)	(0.30)
Net realized gains	(0.32)	—
Return of capital	(0.08)	—
Total distributions	(0.77)	(0.30)

Net asset value, end of year	$8.46	$9.69
Total return[3]	(4.88)%	0.53%

Net assets, end of year (000s)	$15	$16

Ratios to average net assets:
Gross expenses	2.68%	3.07%[4]
Net expenses[5,6]	1.90	1.90 [4]
Net investment income	3.78	4.29 [4]

Portfolio turnover rate	54%	105%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 18, 2014 (inception date) to October 31, 2014.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended October 31, 2014.

See Notes to Financial Statements.

24	Legg Mason BW Global High Yield Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2015	2014[2]

Net asset value, beginning of year	$9.69	$9.93

Income (loss) from operations:
Net investment income	0.40	0.35
Net realized and unrealized loss	(0.79)	(0.25)
Total income (loss) from operations	(0.39)	0.10

Less distributions from:
Net investment income	(0.42)	(0.34)
Net realized gains	(0.32)	—
Return of capital	(0.10)	—
Total distributions	(0.84)	(0.34)

Net asset value, end of year	$8.46	$9.69
Total return[3]	(4.17)%	1.01%

Net assets, end of year (000s)	$10	$10

Ratios to average net assets:
Gross expenses	1.86%	2.34%[4]
Net expenses[5,6]	1.15	1.15 [4]
Net investment income	4.52	4.95 [4]

Portfolio turnover rate	54%	105%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 18, 2014 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended October 31, 2014.

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2015 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2015	2014[2]

Net asset value, beginning of year	$9.69	$9.93

Income (loss) from operations:
Net investment income	0.43	0.37
Net realized and unrealized loss	(0.79)	(0.24)
Total income (loss) from operations	(0.36)	0.13

Less distributions from:
Net investment income	(0.45)	(0.37)
Net realized gains	(0.32)	—
Return of capital	(0.10)	—
Total distributions	(0.87)	(0.37)

Net asset value, end of year	$8.46	$9.69
Total return[3]	(3.85)%	1.24%

Net assets, end of year (000s)	$233	$182

Ratios to average net assets:
Gross expenses	1.37%	1.99%[4]
Net expenses[5,6]	0.82	0.85 [4]
Net investment income	4.80	5.27 [4]

Portfolio turnover rate	54%	105%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 18, 2014 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended October 31, 2014.

See Notes to Financial Statements.

26	Legg Mason BW Global High Yield Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$9.69	$10.21	$10.00

Income (loss) from operations:
Net investment income	0.44	0.55	0.57
Net realized and unrealized gain (loss)	(0.79)	(0.14)	0.21
Total income (loss) from operations	(0.35)	0.41	0.78

Less distributions from:
Net investment income	(0.45)	(0.55)	(0.57)
Net realized gains	(0.32)	(0.38)	—
Return of capital	(0.11)	—	—
Total distributions	(0.88)	(0.93)	(0.57)

Net asset value, end of year	$8.46	$9.69	$10.21
Total return[3]	(3.78)%	4.05%	8.04%

Net assets, end of year (000s)	$26,485	$26,654	$25,943

Ratios to average net assets:
Gross expenses	1.27%	1.78%	2.24%[4]
Net expenses[5,6]	0.75	0.75	0.75 [4]
Net investment income	4.91	5.55	6.20 [4]

Portfolio turnover rate	54%	105%	147%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2012 (Inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Global High Yield Fund 2015 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Global High Yield Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the

28	Legg Mason BW Global High Yield Fund 2015 Annual Report

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason BW Global High Yield Fund 2015 Annual Report	29

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$21,433,168	—	$21,433,168
Collateralized mortgage obligations	—	2,664,848	—	2,664,848
Senior loans	—	542,280	—	542,280
Sovereign bonds	—	2,213,121	—	2,213,121
Total long-term investments	—	$26,853,417	—	$26,853,417
Short-term investments†	$953,315	—	—	953,315
Total investments	$953,315	$26,853,417	—	$27,806,732
Other financial instruments:
Forward foreign currency contracts	—	$191,581	—	$191,581
OTC credit default swaps on corporate issues — buy protection‡	—	18,671	—	18,671
Total other financial instruments	—	$210,252	—	$210,252
Total	$953,315	$27,063,669	—	$28,016,984

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$56,380	—	$56,380
OTC credit default swaps on corporate issues — buy protection‡	—	19,539	—	19,539
Total	—	$75,919	—	$75,919

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest.

30	Legg Mason BW Global High Yield Fund 2015 Annual Report

To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps

Legg Mason BW Global High Yield Fund 2015 Annual Report	31

Notes to financial statements (cont’d)

involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2015, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended October 31, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use

32	Legg Mason BW Global High Yield Fund 2015 Annual Report

a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Legg Mason BW Global High Yield Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and

34	Legg Mason BW Global High Yield Fund 2015 Annual Report

principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Legg Mason BW Global High Yield Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2015, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $75,919. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

36	Legg Mason BW Global High Yield Fund 2015 Annual Report

distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$(1,300)	$1,300
(b)	$(361,109)	361,109	—

(a)	Reclassifications are due to book/tax differences in the treatment of distributions paid in connection with the redemption of Fund shares.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.15%, 1.90%, 1.15%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating

Legg Mason BW Global High Yield Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the year ended October 31, 2015, fees waived and/or expenses reimbursed amounted to $155,658.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires October 31, 2016	—	—	—	—	$323,464
Expires October 31, 2017	$7,889	$92	$84	$819	280,263
Expires October 31, 2018	11,462	119	72	1,433	142,572
Total fee waivers/expense reimbursements subject to recapture	$19,351	$211	$156	$2,252	$746,299

For the year ended October 31, 2015, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2015, LMIS and its affiliates retained sales charges of $135 on sales of the Fund’s Class A shares. In addition, for the year end October 31, 2015, there were no CDSCs paid to LMIS and its affiliates.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to

38	Legg Mason BW Global High Yield Fund 2015 Annual Report

the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$17,383,413
Sales	14,136,256

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$148,639
Gross unrealized depreciation	(2,977,935)
Net unrealized depreciation	$(2,829,296)

At October 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	756,000	BRL	2,690,000	HSBC Bank USA, N.A.	11/6/15	$58,888
EUR	205,000	USD	228,099	Barclays Bank PLC	11/13/15	(2,644)
USD	1,233,430	EUR	1,065,000	Barclays Bank PLC	11/13/15	62,162
USD	580,339	EUR	530,000	Citibank, N.A.	11/13/15	(2,545)
EUR	910,000	USD	1,009,199	Goldman Sachs Group Inc.	11/13/15	(8,397)
EUR	875,000	USD	968,188	HSBC Bank USA, N.A.	11/13/15	(5,878)
USD	156,703	EUR	140,000	HSBC Bank USA, N.A.	11/13/15	2,733
USD	573,322	EUR	505,000	HSBC Bank USA, N.A.	11/13/15	17,932
EUR	775,000	USD	865,418	JPMorgan Chase & Co.	11/13/15	(13,087)
EUR	250,000	USD	278,562	JPMorgan Chase & Co.	11/13/15	(3,616)
EUR	260,000	USD	288,062	JPMorgan Chase & Co.	11/13/15	(2,119)
EUR	1,030,000	USD	1,140,205	Morgan Stanley & Co.	11/13/15	(7,429)
USD	547,008	EUR	495,000	Morgan Stanley & Co.	11/13/15	2,615
USD	33,696	EUR	30,000	Morgan Stanley & Co.	11/13/15	703
USD	454,481	EUR	400,000	Morgan Stanley & Co.	11/13/15	14,568
USD	572,441	EUR	500,000	Morgan Stanley & Co.	11/13/15	22,549
USD	287,046	EUR	260,000	Morgan Stanley & Co.	11/13/15	1,103
USD	1,056,330	EUR	955,000	Morgan Stanley & Co.	11/13/15	6,038
GBP	100,000	USD	154,691	Goldman Sachs Group Inc.	12/14/15	(561)
USD	312,217	GBP	205,000	Goldman Sachs Group Inc.	12/14/15	(3,749)
USD	1,123,547	GBP	731,000	HSBC Bank USA, N.A.	12/14/15	(3,142)
USD	275,464	GBP	180,000	Morgan Stanley & Co.	12/14/15	(1,969)
USD	567,122	MXN	9,400,000	Barclays Bank PLC	1/13/16	871

Legg Mason BW Global High Yield Fund 2015 Annual Report	39

Notes to financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	284,544	MXN	4,700,000	HSBC Bank USA, N.A.	1/13/16	$1,419
USD	284,893	MXN	4,750,000	HSBC Bank USA, N.A.	1/13/16	(1,244)
Total						$135,201

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
USD	— United States Dollar

At October 31, 2015, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount*[2]		Termination Date	Implied Credit Spread at October 31, 2015[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Citigroup Capital Markets Inc. (Banco Bilbao Vizcaya Argentari)	565,000	EUR	12/20/20	1.21%	1.000% quarterly	$7,012	$15,379	$(8,367)
Citigroup Capital Markets Inc. (Banco Santander SA)	565,000	EUR	12/20/20	1.23%	1.000% quarterly	6,362	16,921	(10,559)
Citigroup Capital Markets Inc. (Standard Chartered Bank)	525,000	EUR	12/20/20	1.13%	1.000% quarterly	2,648	5,896	(3,248)
Citigroup Capital Markets Inc. (HSBC Bank PLC)	525,000	EUR	12/20/20	0.68%	1.000% quarterly	(9,770)	(4,510)	(5,260)
JPMorgan Chase & Co. (Standard Chartered Bank)	525,000	EUR	12/20/20	1.00%	1.000% quarterly	2,649	6,546	(3,897)
JPMorgan Chase & Co. (HSBC Bank PLC)	525,000	EUR	12/20/20	0.68%	1.000% quarterly	(9,769)	(3,989)	(5,780)
Total						$(868)	$36,243	$(37,111)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation used in this table:
EUR	— Euro

40	Legg Mason BW Global High Yield Fund 2015 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2015.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts	$191,581	—	$191,581
OTC swap contracts[2]	—	$18,671	18,671
Total	$191,581	$18,671	$210,252

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts	$56,380	—	$56,380
OTC swap contracts[2]	—	$19,539	19,539
Total	$56,380	$19,539	$75,919

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Risk	Credit Risk	Equity Risk	Total
Futures contracts	$(8,829)	—	—	$(78,601)	$(87,430)
Swap contracts	—	—	$(49,211)	—	(49,211)
Forward foreign currency contracts[1]	—	$1,230,536	—	—	1,230,536
Total	$(8,829)	$1,230,536	$(49,211)	$(78,601)	$1,093,895

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currencies transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$4,620	—	—	$4,620
Swap contracts	—	—	$(37,111)	(37,111)
Forward foreign currency contracts[1]	—	$(176,662)	—	(176,662)
Total	$4,620	$(176,662)	$(37,111)	$(209,153)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

Legg Mason BW Global High Yield Fund 2015 Annual Report	41

Notes to financial statements (cont’d)

During the year ended October 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$329,379
Futures contracts (to sell)†	87,480
Forward foreign currency contracts (to buy)	2,699,873
Forward foreign currency contracts (to sell)	7,283,447

Average Notional Balance
Credit default swap contracts (to buy protection)	$828,276
Credit default swap contracts (to sell protection)†	441,581

†	At October 31, 2015 there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
OTC swap contracts	$18,671	—	$18,671
Forward foreign currency contracts	191,581	—	191,581
Total	$210,252	—	$210,252

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
OTC swap contracts	$19,539	—	$19,539
Forward foreign currency contracts	56,380	—	56,380
Total	$75,919	—	$75,919

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

42	Legg Mason BW Global High Yield Fund 2015 Annual Report

For the year ended October 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$4,473	$4,948
Class C	153	61
Class FI	25	34
Class I	—	307
Class IS	—	387
Total	$4,651	$5,737

For the year ended October 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$11,462
Class C	119
Class FI	72
Class I	1,433
Class IS	142,572
Total	$155,658

6. Distributions to shareholders by class

	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Investment Income:
Class A	$79,007	$33,114	*
Class C	636	336	*
Class FI	473	353	*
Class I	11,684	3,773	*
Class IS	1,346,747	1,498,819
Total	$1,438,547	$1,536,395

Net Realized Gains:
Class A	$49,198	—
Class C	533	—
Class FI	339	—
Class I	6,338	—
Class IS	895,201	$968,691
Total	$951,609	$968,691

Return of Capital:
Class A	$19,700	—
Class C	135	—
Class FI	109	—
Class I	3,111	—
Class IS	317,970	—
Total	$341,025	—

*	For the period February 18, 2014 (inception date) to October 31, 2014.

Legg Mason BW Global High Yield Fund 2015 Annual Report	43

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At October 31, 2015, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares		Amount
Class A
Shares sold	91,224	$822,941	172,068	*	$1,706,777	*
Shares issued on reinvestment	16,276	145,624	3,265	*	32,471	*
Shares repurchased	(31,210)	(278,568)	(20,448)	*	(200,458)	*
Net increase	76,290	$689,997	154,885	*	$1,538,790	*

Class C
Shares sold	53	$452	1,611	*	$16,000	*
Shares issued on reinvestment	145	1,303	34	*	336	*
Shares repurchased	(52)	(469)	(4)	*	(35)	*
Net increase	146	$1,286	1,641	*	$16,301	*

Class FI
Shares sold	91	$795	1,007	*	$10,000	*
Shares issued on reinvestment	103	921	35	*	353	*
Shares repurchased	(1)	(6)	—		—
Net increase	193	$1,710	1,042	*	$10,353	*

Class I
Shares sold	20,231	$183,919	19,747	*	$198,220	*
Shares issued on reinvestment	2,359	21,101	381	*	3,773	*
Shares repurchased	(13,865)	(121,044)	(1,362)	*	(13,250)	*
Net increase	8,725	$83,976	18,766	*	$188,743	*

Class IS
Shares sold	570,049	$5,166,994	40,545		$404,823
Shares issued on reinvestment	285,674	2,559,918	248,697		2,466,753
Shares repurchased	(476,797)	(4,154,563)	(77,710)		(777,081)
Net increase	378,926	$3,572,349	211,532		$2,094,495

*	For the period February 18, 2014 (inception date) to October 31, 2014.

44	Legg Mason BW Global High Yield Fund 2015 Annual Report

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,848,093	$2,034,732
Net long-term capital gains	542,063	470,354
Total taxable distributions	$2,390,156	$2,505,086
Tax return of capital	341,025	—
Total distributions paid	$2,731,181	$2,505,086

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(577,816)
Other book/tax temporary differences(a)	(172,624)
Unrealized appreciation (depreciation)	(2,735,301)
Total accumulated earnings (losses) — net	$(3,485,741)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

9. Subsequent events

Effective November 24, 2015, the Fund and certain other participating funds within the Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets.

Subsequent to the year ended October 31, 2015, shareholder redemptions from Class A shares exceeded 50% of Class A net assets as of October 31, 2015.

Legg Mason BW Global High Yield Fund 2015 Annual Report	45

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of Legg Mason BW Global High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason BW Global High Yield Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 21, 2015

46	Legg Mason BW Global High Yield Fund 2015 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Global High Yield Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Retired. Trustee of American Federation of Arts since 1998; formerly, Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Legg Mason BW Global High Yield Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

48	Legg Mason BW Global High Yield Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years

Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods); formerly, Director of TeleTech Holdings, Inc. (business process outsourcing)

Legg Mason BW Global High Yield Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

50	Legg Mason BW Global High Yield Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Legg Mason BW Global High Yield Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

52	Legg Mason BW Global High Yield Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2015:

Record Date:	12/10/2014	Daily	Daily
Payable Date:	12/11/2014	Novermber 2014 through December 2014	January 2015 through October 2015
Qualified Short-Term Capital Gain Dividend	$0.139350*	—	—
Long-Term Capital Gain Dividend	$0.184440	—	—
Tax Return of Capital	—	—	28.88%

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Legg Mason BW Global High Yield Fund	53

Legg Mason BW

Global High Yield Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman*

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust*

*	Effective June 1, 2015, Mr. Lehman became Chairman and Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Global High Yield Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Global High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Global High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

BWXX016048 12/15 SR15-2652

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2014 and October 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $276,738 in 2014 and $268,854 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $6,500 in October 31, 2014 and $0 in October 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $60,804 in October 31, 2014 and $56,048 in October 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $9,195 in October 31, 2014 and $3,234 in October 31, 2015, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2014 and October 31, 2015; Tax Fees were 100% and 100% for October 31, 2014 and October 31, 2015; and Other Fees were 100% and 100% for October 31, 2014 and October 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $277,092 in October 31, 2014 and $330,948 in October 31, 2015.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2015